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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 PACKETEER, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                  DELAWARE                                       77-0420107
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(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification No.)

            10495 N. De Anza Boulevard, Cupertino, California 95014
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               (Address of principal executive offices) (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:      333-79077
                                                                                ---------------
                                                                                (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                  Name of Each Exchange on Which
      to be so Registered                   Each Class is be Registered

-------------------------------            -------------------------------

-------------------------------            -------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $0.001 PAR VALUE
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                                (Title of Class)


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                                (Title of Class)

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Item 1. Description of Registrant's Securities to be Registered.

     Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-79077) (the "Registration Statement"), as originally filed on May 21, 1999, or as subsequently amended.

Item 2. Exhibits.

Exhibit
Number    Description
-------   ------------
 3.1      Amended and Restated Certificate of Incorporation of the Registrant, as
          filed with the Delaware Secretary of State is incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on
          Form S-1 (File No. 333-79077).

 3.2      Bylaws of the Registrant are incorporated herein by reference to
          Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File
          No. 333-79077).

 4.1 Form of Registrant's Specimen Common Stock Certificate is incorporated herein by reference to Exhibit 4.1 to the Company's Registration
          Statement on Form S-1 (File No. 333-79077).


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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, there-to duly authorized.

                                       PACKETEER, INC.


Date:  July 21, 1999                   By:  /s/ David C. Yntema
                                            ----------------------------
                                            David C. Yntema
                                            Chief Financial Officer and
                                            Secretary



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


                                        EXHIBIT INDEX


Exhibit
Number    Description
-------   ------------
 3.1      Amended and Restated Certificate of Incorporation of the Registrant, as
          filed with the Delaware Secretary of State is incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on
          Form S-1 (File No. 333-79077).

 3.2      Bylaws of the Registrant are incorporated herein by reference to
          Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File
          No. 333-79077).

 4.1 Form of Registrant's Specimen Common Stock Certificate is incorporated herein by reference to Exhibit 4.1 to the Company's Registration
          Statement on Form S-1 (File 333-79077).





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